SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a party other than the Registrant [ ] Check the appropriate box:

[X]     Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Information Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  DOMINIX, INC.
                (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Information Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                  DOMINIX, INC.

                              INFORMATION STATEMENT

THIS IS AN INFORMATION STATEMENT, AND NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND IN A PROXY

To All Stockholders in DOMINIX, INC.

         At a Special Meeting of Stockholders (the "Special Meeting") of Dominix, Inc., a Delaware corporation (the "Company"), that was held on March 21, 2001, at the offices of the Company, wherein the Board of Directors, and the majority of shares entitled to vote, voted to approve an amendment to Article Fourth of the Company's Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 25,000,000 shares, comprising 20,000,000 shares of Common Stock, par value $0.001 and 5,000,000 shares of Preferred Stock, par value $0.001 to 205,000,000 million shares, comprising 200,000,000 shares of Common Stock, par value $0.001 and 5,000,000 shares of Preferred Stock, par value $0.001, respectively.

         Additionally, the Board of Directors and the majority of shareholders approved a forward 10 for 1 stock split at this time and the current authorization of 20,000,000 shares of Common Stock will not permit the split. The Board of Directors has declared April 20, 2001 as the record date and April 30, 2001, as the effective date of the forward split. This means that shareholders of record on April 20, 2001 will receive on April 30, 2001, 10 shares for each 1 share then owned. The Board of Directors is taking this action in order to make the stock of the Company more attractive to investors.

         The Company has plans to possibly make more acquisitions in the near future that will expand the Company's business in to new areas. There are currently no acquisitions under discussion. However, the Company is actively seeking out possible targets to consider.

Sincerely,

Enrique Abreu,
Chief Executive Officer, President
New York, New York

                                  DOMINIX, INC.
                              142 West 36th Street
                               New York, New York
                                 (212) 268-5600


                              INFORMATION STATEMENT

                                     GENERAL

         This Information Statement is furnished in connection by the Board of Directors of Dominix Inc. (the "Company"), in connection with the stockholder approval of an amendment to the Certificate of Incorporation and approval of a forward split shares of the Company 10 shares for each 1 share owned.

         The Company's Board of Directors approved the resolutions on March 21, 2001. A Written Consent of Shareholders was executed on March 21, 2001.

         As a result of these actions, the Company will, effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, increase the number of shares authorized to be issued from 25,000,000, comprised of 20,000,000 shares of Common Stock, par value $0.001, and 5,000,000 shares of Preferred Stock, par value $0.001, to 200,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The preferred stock was previously authorized by the Certificate of Incorporation, and no changes or modifications have been made to the issued amount of the preferred stock, or the rights granted thereunder at this time.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of the Record Date concerning the beneficial ownership of the Common Stock, (i) by each stockholder who is known by the Company to own beneficially in excess of 5% of the outstanding Common Stock; (ii) by each director; (iii) by each executive officer; and (iv) by all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

Name of Beneficial          Amount and Nature                   Percent of Class
Owner(3)                    of Beneficial Ownership Common(1)   Common (5)
--------------------------  ---------------------------------   ----------------
Enrique J. Abreu                        1,464,000                    18.0%
Ray Vahab                               2,083,316 (2)                31.7%
Zahra S. Yamini                         1,773,336 (3)                27.0%
321 Floor St. West
Toronto, Ontario
M55155, Canada
Homework 911.com, Inc.                    965,123                    14.7%
1675 Broadway
New York, New York 10019
All officers and directors
as a group (4 persons)                  6,285,775 (2)(3)             88.2%

(1) Beneficial ownership of the Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days.
(2) These shares are owned by the Ray Vahab Trust and include an option to purchase 1,922,660 shares with an exercise price of $.0001 per share.
(3) Zahra S. Yamani, is the sole officer and director of Knightsbridge Capital, Inc., as well as its controlling shareholder. 1,262,754 of Ms. Yamani's shares are held by Knightsbridge.



                        APPROVAL OF THE AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION TO
                   INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors unanimously approved, and the majority of shares entitled to vote approved, the amendment to Article FOURTH of the Company's Restated Certificate of Incorporation so that additional authorized shares of common stock will be available for issuance in order to meet possible future developments for which the issuance of common stock may be in the interest of the Company. The complete text of the Amended and Restated Certificate of Incorporation is annexed hereto as Exhibit A. In part, Article FOURTH, as it is to be amended, is as follows:

                                   "ARTICLE IV

                  The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Five Million (205,000,000) shares of which Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share, and Two Hundred Million (200,000,000) shall be Common Stock, par value $.001 per share. The voting power, designations, preferences and relative participating option or other special qualifications, limitations or restrictions are set forth hereinafter:..."

         Presently, the Company's Restated Certificate of Incorporation provides that the total number of shares of stock authorized is 25,000,000, of which 20,000,000 is common stock, $0.001 par value per share and 5,000,000 is preferred stock par value of $0.001.

         The Board of Directors has determined that the Amended and Restated Certificate of Incorporation should be amended to increase the authorized number of shares of capital stock from 25,000,00 to 205,000,000. Of the 20,000,000 shares of Common Stock presently authorized, as of March 4, 2001, there were approximately 7,125,685 shares of Common Stock outstanding, no shares were held in the Company's treasury, and no additional shares have been reserved for issuance under various compensation plans or for exercise of warrants. As of March 4, 2001, no shares of preferred stock presently authorized were issued or outstanding.

                          APPROVAL OF FORWARD SPLIT OF
                           10 SHARES FOR EACH 1 SHARE
                              OF COMMON STOCK OWNED

         The Board of Directors unanimously approved, and the majority of shares entitled to vote approved, on March 21, 2001, that the Company shall forward split its shares of Common Stock Ten (10) shares for each one (1) share owned by the shareholder. The Board of Directors has declared that April 20, 2001 shall be the record date and the split shall be effective as of April 30, 2001.

         After the filing of the Amended and Restated Certificate of Incorporation with the State of Delaware and after the effectiveness of the forward split of 10 for 1, there will be 128,743,150 shares of Common Stock unreserved and available for future issuance.

         The purpose of the increase in authorized shares is to provide additional shares of Common Stock to allow the forward split and to allow sufficient shares being available for corporate purposes without further stockholder approval unless required by applicable law or regulation or the applicable rules of any national securities exchange. Future purposes for additional shares could include paying stock dividends, subdividing outstanding shares through stock splits, effecting acquisitions of other businesses or properties, securing additional financing for the operation of the Company through the issuance of additional shares or for general corporate purposes. The Company has no definite plan, commitment or understanding at this time to issue any shares of the proposed additional Common Stock.

         The Company has not determined that it will make any offering during 2001 of shares of Common Stock (or other securities, including securities convertible into Common Stock). There are currently open issues regarding the recent acquisitions of the Company that would prevent any offering until the resolution of the open accounting issues by the Company. The proceeds of any possible offering may be used for debt repayment, capital expenditures, effecting acquisitions of other businesses or properties, stock splits, and other general corporate purposes. There can be no assurance that any such offering will be consummated and there is currently none planned. Any offering of Common Stock will be made only under applicable SEC Rules and Regulations. This Information Statement does not constitute an offer to sell or a solicitation of an offer to buy, any Common Stock.

         The Company's purpose in increasing the number of authorized shares of Common Stock available for issuance is described in the paragraph above. Nevertheless, the additional authorized and unissued shares might be considered as having the effect of discouraging an attempt by another entity, through the acquisition of a substantial percentage of the Company's Common Stock, to acquire control of the Company with a view of effecting a merger, sale of the Company's assets or similar transaction, since the issuance of Common Stock could be used to dilute the share ownership or voting rights of such entity. Further, any of such authorized but unissued shares of Common Stock could be privately placed with purchasers who might support incumbent management, making a change in control of the Company more difficult.

         The Board does not intend to issue any shares to be authorized under the amendment except upon terms that the Board deems to be in the best interests of the Company. The issuance of additional Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting rights of the present holders of Common Stock. The holders of Common Stock do not presently have preemptive rights to subscribe for any of the Company's securities and will not have any such rights to subscribe for the additional Common Stock proposed to be authorized.

                                    EXHIBIT A

         BE IT RESOLVED, that the stockholders of the Company hereby approve the Amended and Restated Certificate of Incorporation of the Company as follows:

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  DOMINIX,INC.



                                    ARTICLE I

         The name of the corporation is: DOMINIX, INC. (the "Corporation").


                                   ARTICLE II

         The purpose for which the Corporation is organized is the transaction of any or all lawful acts and activities for which corporations may be incorporated under the General Corporation Law of the State of Delaware.


                                   ARTICLE III

         The address, including street, number, city and county of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle and the name of the registered agent of the corporation in the State of Delaware at such address is The Company Corporation.


                                   ARTICLE IV

         The  total  number  of  shares  of  all  classes  of  stock  which  the
Corporation shall have authority to issue is Two Hundred Five Million (205,000,000) shares of which Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share, and Two Hundred Million (200,000,000) shall be Common Stock, par value $.001 per share. The voting power, designations, preferences and relative participating option or other special qualifications, limitations or restrictions are set forth hereinafter:

         1.       Preferred Stock
                  (a) The Preferred Stock may be issued in one or more series, each of which shall be distinctively designated, shall rank equally and shall be identical in all respects except as otherwise provided in subarticle 1(b) of this Article FOURTH.

                  (b) Authority is hereby vested in the Board of Directors to issue from time to time the Preferred Stock of any series and to state in the resolution or resolutions providing for the issuance of shares of any series the voting powers, if any, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of such series to the full extent now or hereafter permitted by the law of the State of Delaware in respect of the matters set forth in the following clauses (i) to (viii) inclusive;

                                    (i)      the number of shares to  constitute
                                             such  series,  and the  distinctive
                                             designations thereof;
                                    (ii)     the voting powers, full or limited,
                                             if  any,  of  such   series;   such
                                             series;

                                    (iii)    the rate of  dividends  payable  on
                                             shares   of   such   series,    the
                                             conditions  on which  and the times
                                             when such  dividends  are  payable,
                                             the  preference to, or the relation
                                             to, the  payment  of the  dividends
                                             payable on any other class, classes
                                             or   series   of   stock,   whether
                                             cumulative or  non-cumulative  and,
                                             if cumulative,  the date from which
                                             dividends  on shares of such series
                                             shall be cumulative;
                                    (iv)     the redemption price or prices,  if
                                             any,  and the terms and  conditions
                                             on  which  shares  of  such  series
                                             shall be redeemable;
                                    (v)      the requirement of any sinking fund
                                             or  funds  to  be  applied  to  the
                                             purchase or redemption of shares of
                                             such  series and, if so, the amount
                                             of  such  fund  or  funds  and  the
                                             manner of application;
                                    (vi)     the rights of shares of such series
                                             upon the  liquidation,  dissolution
                                             or  winding  up  of,  or  upon  any
                                             distribution  of the assets of, the
                                             Corporation;
                                    (vii)    the rights,  if any, of the holders
                                             of shares of such series to convert
                                             such  shares  into,  or to exchange
                                             such  shares  for,  shares  of  any
                                             other  class,  classes or series of
                                             stock  and the  price or  prices or
                                             the  rates  of  exchange   and  the
                                             adjustments  at which  such  shares
                                             shall     be     convertible     or
                                             exchangeable,  and any other  terms
                                             and  conditions of such  conversion
                                             or exchange; and
                                    (viii)   any other preferences and relative,
                                             participating,  optional  or  other
                                             special  rights  of  shares of such
                                             series,     and     qualifications,
                                             limitations     or     restrictions
                                             including,  without limitation, any
                                             restriction  on an  increase in the
                                             number  of  shares  of  any  series
                                             theretofore   authorized   and  any
                                             qualifications,    limitations   or
                                             restrictions of rights or powers to
                                             which  shares of any future  series
                                             shall be subject.

                  (c) The number of authorized shares of Preferred Stock may be increased or decreased by the affirmative vote of the holders of a majority of the votes of all classes of voting securities of the Corporation without a class vote of the Preferred Stock, or any series thereof, except as otherwise provided in the resolution or resolutions fixing the voting rights of any series of the Preferred Stock.

         2.       Common Stock

                  (a) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of Paragraph 1 of this Article
                           FOURTH), if any, shall have been met and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of same as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Paragraph 1 of this Article FOURTH), and subject further to any other conditions which may be fixed in accordance with the provisions of Paragraph 1 of this Article FOURTH, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

                  (b) After distribution in full of the preferential amount (fixed in accordance with the Provisions of Paragraph 1 of this Article FOURTH), if any, to be distributed to the holders of Preferred Stock in the event of the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of the Corporation, the holders of Common Stock shall, subject to the rights, if any, of the holders of Preferred Stock to participate therein (fixed in accordance with the provisions of Paragraph 1 of this Article FOURTH) be entitled to receive all the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

                  (c) Except as may otherwise be required by law or by the provisions of such resolution or resolutions as may be adopted by the Board of Directors pursuant to Paragraph 1 of this Article FOURTH, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by him on all matters voted upon by the stockholders.

         3.       OTHER PROVISIONS RELATED TO SHARES OF STOCK:

                  (a) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

                  (b) The powers and rights of Common Stock shall be subordinated to the powers, preferences and rights of the holders of Preferred Stock. The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph I of this Article 4 and the consent, by Class or series, vote or otherwise, of the holders of such of the series of are from time to time outstanding Preferred Stock as for the issuance by the Board of shall not be required Directors of any other series of rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in the resolution or resolutions as to any series of Preferred Stock adopted pursuant to Paragraph 1 of this Article FOURTH that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

                  (c) subject to the provisions of subparagraph (b) of this Paragraph 3 of this Article FOURTH, shares of any series of Preferred Stock may be authorized or issued from time to time as the Board of Directors in its sole discretion shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors in its sole discretion.

                  (d) Shares of Common stock may be issued from time to time as the Board of Directors in its sole discretion shall determine and on such terms and for such consideration as shall be fixed by the board of Directors in its sole discretion.

                  (e) The authorized number of shares of Common Stock and of Preferred Stock Preferred Stock may be increased or decreased from time to time by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock of the corporation entitled to vote thereon.

                                    ARTICLE V

         The name and mailing address of the incorporator is as follows:

                           David B. Clarke
                           The Company Corporation
                           1013 Centre Road
                           Wilmington, Delaware 19805


                                   ARTICLE VI

         The corporation is to have perpetual existence.


                                   ARTICLE VII


         To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this Article VII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation at the time of such repeal or amendment.


                                  ARTICLE VIII

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another Corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article VIII. The right to indemnification under this Article VIII shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.


                                   ARTICLE IX

         No contract or other transaction between the Corporation and any other corporation and no other acts of the Corporation with relation to any other corporation shall, in the absence of fraud, in any way be invalidated or otherwise affected by the fact that any one or more of the directors or officers of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director or officer of the Corporation individually, or any firm or association of which any director or officer may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that such person individually or as a member of such firm or association is such a party or is so interested shall be disclosed or shall have been known to the board of directors or a majority of such members thereof as shall be present at any meeting of the board of directors at which action upon any such contract or transaction shall be taken; and any director of the Corporation who is also a director or officer of such other corporation or who is such a party or so interested may be counted in determining the existence of a quorum at any meeting of the board of directors during which any such contract or transaction shall be authorized and may vote thereat to authorize any such contract or transaction, with like force and effect as if such person were not such a director or officer of such other corporation or not so interested. Any director of the Corporation may vote upon any contract or any other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that such person is also a director or officer of such subsidiary or affiliated corporation.

         Any contract, transaction or act of the Corporation or of the directors that shall be ratified at any annual meeting of the stockholders of the Corporation, or at any special meeting of the stockholders of the corporation, or at any special meeting called for such purpose, shall, insofar as permitted by law, be as valid and as binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify any such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or deprive the Corporation, its directors, officers or employees, of its or their right to proceed with such contract, transaction or act. Subject to any express agreement that may from time to time be in effect, any stockholder, director or officer of the Corporation may carry on and conduct in such person's own right and for such person's own personal account, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director or stockholder of any corporation, or as a participant in any syndicate, pool, trust or association, any business that competes with the business of the Corporation and shall be free in all such capacities to make investments in any kind of property in which the Corporation may make investments.


                                    ARTICLE X

         Election of directors need not be by written ballot. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as otherwise provided by law.


                                   ARTICLE XI

         Whenever  a  compromise  or  arrangement   is  proposed   between  this
Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of or any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                   ARTICLE XII

         The original By-Laws of the Corporation shall be adopted by the incorporator. Thereafter, the power to make, alter, or repeal the By-Laws, and to adopt any new By-Law, shall be vested in the Board of Directors.

         IN WITNESS WHEREOF, THE UNDERSIGNED, being the President and Secretary, respectfully, of the Corporation, do hereby execute this Amended and Restated Certificate of Incorporation, hereby declaring that this is their free act and deed and the facts herein stated are true, and accordingly hereunto set forth this th day of March, 2001.


Enrique Abreu, Chief Executive Officer, President, Secretary

/s/ Enrique Abreu
----------------------------
143 West 36th Street
New York, New York 10006